EXHIBIT 99.1

                [ASCENDANT SOLUTIONS, INC. LOGO]




For Release
---------
Friday, May 11, 2001
8:30AM CDT



 ASCENDANT SOLUTIONS ANNOUNCES PLAN TO SIGNIFICANTLY REDUCE THE
    SIZE AND SCOPE OF OPERATIONS AND PLAN TO PRESERVE ASSETS


     DALLAS, Texas, May 11 - Ascendant Solutions, Inc. (OTCBB:
ASDS) today announced that its Board of Directors has determined that the capital requirements under its existing business plan for fiscal year 2001 are greater than currently available capital resources. This determination was made after a review of the Company's preliminary operating results for the first quarter 2001. The Board has therefore taken action to immediately reduce the size and scope of operations and to reduce the Company's work force. The Company reports that the Board took this action to maximize the Company's existing assets and to minimize current expenditures, pending a determination by the Board as to the best use of the assets of the Company remaining after existing liabilities have been paid. In order to enhance and to maximize shareholder value, the Board is considering a variety of financial and strategic alternatives, including a strategic alliance or the possible sale of all or a portion of the Company. The Board made this decision after reviewing, among other things, current economic and market conditions and the slowing of spending for and the implementation rate of B2B supply chain initiatives.

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     As previously announced, the Company received a Nasdaq Staff
Determination on March 27, 2001, that the Company failed to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(b), and that its securities were, therefore subject to delisting from The Nasdaq National Market. Further, on March 16, the Company received notification from Nasdaq that it failed to meet the Market Value of Public Float requirement for continued listing also set forth in Marketplace Rule 4450(a)(b) and that the Company has until June 14, 2001 to comply with this requirement. The Company requested a hearing before a Nasdaq Listing Qualifications Panel to review the March 27 Staff Determination, and such hearing was scheduled for May 11, 2001. The Company's securities continued to trade on the Nasdaq National Market pending the outcome of this hearing. In light of today's action by the Board of Directors, the Company is withdrawing its request for a hearing before the Nasdaq Listing Qualifications Panel. As a result, the Company has been informed that it is eligible to trade on the electronic bulletin board, rather than either the Nasdaq National Market or SmallCap Systems. Even with bulletin board trading, delisting will adversely affect the ability or willingness of investors to purchase the common stock, which, in turn, will severely affect the market liquidity of the Company's securities.

     Effective May 10, 2001, Mr. Kevin Yancy resigned as Chairman of the Board. The Board accepted his resignation, resolved to reduce the size of the Board from four members to three, and elevated current board member Mr. Jonathan Bloch to serve as the new Chairman of the Board and a Class C Board Member. Mr. David Bowe, the Company's President and CEO, and Mr. Paul Sherer will continue as the other members of the Board.

      As a consequence of the recent actions by the Company's Board of Directors, the annual stockholders' meeting scheduled for May 31, 2001 has been canceled. The Company also anticipates filing an extension with the Securities and Exchange Commission for the filing of its Form 10-Q so that a report can be prepared that reflects the prospects of the Company's continuing business. The Company anticipates filing the Form 10-Q no later than May 21, 2001.

     THIS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS INCLUDING STATEMENTS RELATING TO OUR ABILITY TO IMPLEMENT THE BOARD OF DIRECTORS' PLANS TO PRESERVE THE ASSETS OF THE COMPANY AND TO SUCCESSFULLY IMPLEMENT A FINANCIAL OR STRATEGIC ALTERNATIVE THAT WOULD BENEFIT THE COMPANY AND ITS STOCKHOLDERS. THESE STATEMENTS ARE MADE UNDER THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD- LOOKING STATEMENTS, INCLUDING BUT NOT LIMITED TO, THE
     FOLLOWING: UNCERTAINTIES SURROUNDING THE LISTING AND MARKETABILITY OF OUR SECURITIES; OUR LIMITED OPERATING HISTORY; BUSINESS CONDITIONS IN THE SOFTWARE INDUSTRY GENERALLY; THE IMPACT OF MARKET COMPETITORS AND THEIR PRODUCT AND SERVICE OFFERINGS; AND SUCH OTHER FACTORS THAT ARE MORE FULLY DETAILED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING OUR FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000.